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                                                                    EXHIBIT 99.1

                                    AGREEMENT

         This Agreement is entered into as of October 9, 2001 between Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company") and Capital Ventures International ("Capital Ventures" and together with Castle Creek Technology Partners LLC, the "Investors"). The Company and Capital Ventures are sometimes referred to herein collectively as the "Parties" and each individually as a "Party."

         WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement dated July 25, 2000 (the "Purchase Agreement");

         WHEREAS, the Company and the Investors are parties to a Registration Rights Agreement dated July 25, 2000 (the "Registration Rights Agreement");

         WHEREAS, the Company has issued to Capital Ventures a Convertible Note dated July 25, 2000 in the principal amount of $23,300,000 (as may have been replaced from time to time pursuant to the terms of such Convertible Note, the "Note");

         WHEREAS, the Company has issued to Capital Ventures a Stock Purchase Warrant dated July 25, 2000 evidencing the right to purchase 3,329,104 shares of common stock of the Company (the "Warrant");

         WHEREAS, the Company and the Investors desire to amend and modify certain provisions of the Purchase Agreement and the Registration Rights Agreement;

         WHEREAS, the Company and Capital Ventures desire to amend and restate the Note;

         WHEREAS, the Company and the Investors desire to enter into a Deed of Hypothec (as hereinafter defined) in connection with the issuance of the Amended and Restated Note (as hereinafter defined); and

         WHEREAS, the Company and Capital Ventures desire to cancel the Warrant.

         NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Capital Ventures hereby agree as follows:

A.       AGREEMENTS.

         1. Contemporaneously with the execution of this Agreement, the Parties shall enter into the following agreements:

                  (i) An Amendment to the Purchase Agreement in the form appended hereto as EXHIBIT A; and



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                  (ii)     An Amendment to the Registration Rights Agreement in
                           the form appended hereto as EXHIBIT B.

         2. Within seven (7) business days of the date hereof, the Parties shall negotiate in good faith and enter into the following documents:

                  (i) A Deed of Hypothec (the "Deed of Hypothec") substantially in the form attached hereto as EXHIBIT C;

                  (ii) A Security Agreement (the "Security Agreement") substantially in the form attached hereto as EXHIBIT D; and

                  (iii) all other documents required in connection with (i) and (ii) above.

         3. Contemporaneously with the execution of this Agreement, the Company shall amend and restate the Note and issue to Capital Ventures a Amended and Restated Notes in the form appended hereto as EXHIBIT E and in the aggregate principal amount of $6,550,000.00.

         4. Contemporaneously with the execution of this Agreement, Capital Ventures shall deliver to the Company the original Note and the original Warrant.

         5. Contemporaneously with the execution of this Agreement, the Warrant shall be cancelled.

B.       CURRENT REPORT.

         Within two (2) business days of the date of this Agreement, the Company shall file a Current Report on Form 8-K concerning this Agreement, the Purchase Agreement, as amended, the Registration Rights Agreement, as amended, and the Amended and Restated Note, attaching such documents as exhibits thereto.

C.       RELEASES.

         1. The Company and its Affiliates hereby release and discharge Capital Ventures and its Affiliates and each of their respective directors, officers, employees, agents, and their respective successors and assigns (collectively, the "Releasees") from any and all claims, contentions, demands, causes of action at law or in equity, debts, liens, agreements, notes, obligations, or liabilities of any nature, character or description whatsoever, whether known or unknown, contingent or matured, which the Company or its Affiliates may now or hereafter have against the Releasees by reason of any matter, event, thing or state of facts as of the date of this Agreement. For purposes of this Section, "Affiliate" and any variable thereof, means any person or entity directly controlling or controlled by or under direct or indirect common control with such person or entity.

         2. Capital Ventures and its Affiliates hereby release and discharge the Company and its Affiliates and each of their respective directors, officers, employees, agents,




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                  and their respective successors and assigns (the "Company
                  Releasees") from any and all claims, contentions, demands, causes of action at law or in equity, debts, liens, agreements, notes, obligations, or liabilities of any nature, character or description whatsoever, whether known or unknown, contingent or matured, which Capital Ventures or its Affiliates may now or hereafter have against the Company Releasees by reason of any matter, event, thing or state of facts of which the releasing party has actual knowledge as of the date of this Agreement occurring, arising, done, omitted or suffered to be done in connection with or related to any breach by the Company of its obligations (i) under subsections 4(f) or 4(n) of the Securities Purchase Agreement, (ii) under
                  Article IX Section I of the Note or (iii) under the terms of the Registration Rights Agreement regarding the registration of securities of the Company, the use or suspension of use of the Registration Statement or the Prospectus (each as defined in the Registration Rights Agreement) or the ability of Capital Ventures to sell securities of the Company under such Registration Statement and pursuant to such Prospectus, from the beginning of the world to the date of this Agreement. For the purposes of this Section, "Affiliate" and any variable thereof, means any person or entity directly controlling, controlled by or under direct or indirect common control with such person or entity.

D.       REPRESENTATIONS AND WARRANTIES.

         The Company hereby represents and warrants to Capital Ventures and Capital Ventures hereby represents and warrants to the Company: (i) that such Party has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the agreements and other documents contemplated hereby and to carry out their provisions; (ii) that all action required on the part of such Party for the lawful execution and delivery of this Agreement and the agreements and other documents contemplated hereby has been effectively taken prior to such execution and delivery; (iii) that upon their execution and delivery, this Agreement and the agreements and other documents contemplated hereby will be valid and binding obligations of such Party; and
(iv) that as of the date of this Agreement, no Event of Default, as such term is defined in the Note, exists under the Note.

E.       NOTICES.

         All notices, instructions and other communications hereunder shall be in writing. Any notice, instruction or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

                           If to the Corporation:

                           Lumenon Innovative Lightwave Technology, Inc. 8851 Trans-Canada Highway
                           St. Laurent, Quebec H45 1Z6
                           Canada
                           Attention:  Gary Moskovitz
                           Telecopy:  (514) 331- 4721


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                           with copies to:

                           Davies Ward Phillips & Vineberg LLP
                           1501 McGill College Avenue, 26th Floor
                           Montreal, Quebec H3A 3N9
                           Canada
                           Attention:  Janet Ferrier, Esq.
                           Telecopy:  (514) 841-6499

                           and:

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA  02109
                           Attention:  John Burgess, Esq.
                           Telecopy:  (617) 526-5000

                           If to Capital Ventures International:

                           Capital Ventures International
                           c/o Heights Capital Management, Inc.
                           425 California Street, Suite 1100
                           San Francisco, CA  94104
                           Attention:  Andrew Frost and Martin Kobinger
                           Telecopy:

                           with copies to:

                           Heights Capital Management, Inc.
                           401 City Avenue, Suite 220
                           Bala Cynwyd, PA  19004-1122
                           Attention:  Todd L. Silverberg, Esq.

                           Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 South Broad Street
                           Philadelphia, PA  19102
                           Attention:  Stephen T. Burdumy, Esq.
                           Telecopy:  (215) 568-6603

Any party may give any notice, instruction or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, facsimile, telex, ordinary mail or electronic mail), but no such notice, instruction or other communication shall be deemed to have been duly given unless and until it actually is received by the party to whom it is intended. Any party may change the address to which notices, instructions, or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.



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F.       SUCCESSION AND ASSIGNMENT.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

G.       ENTIRE AGREEMENT; AMENDMENTS.

         This Agreement, all Exhibits hereto and all agreements and instruments to be delivered by the Parties in connection herewith and therewith represent the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understanding between such Parties. The Parties may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by all of the Parties.

H.       EXPENSES.

         Except as otherwise expressly provided in this Agreement, the Exhibits hereto and the agreements and instruments to be delivered by the Parties in connection herewith and therewith, each Party shall pay its own expenses, including, without limitation, legal, and other professional fees, in connection with this Agreement and the transactions contemplated hereby.

I.       GOVERNING LAW; JURISDICTION.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Investor to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

J.       SECTION HEADINGS.

         The section headings used herein are for the convenience of the Parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the Parties under this Agreement.



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K.       SEVERABILITY.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

L.       COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.



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         IN WITNESS WHEREOF, this Agreement has been duly executed by the
Parties as of the date set forth above.

                                 LUMENON INNOVATIVE LIGHTWAVE
                                 TECHNOLOGY, INC.

                                 By: /s/ Gary Moskovitz
                                    ---------------------------------------
                                    Chief Executive Officer

                                 CAPITAL VENTURES INTERNATIONAL

                                 By: Heights Capital Management, Inc., Its
                                     Authorized Agent

                                     By: /s/ Martin Kobinger
                                        -----------------------------------
                                        Name:  Martin Kobinger
                                               -------------------
                                        Title: Investment Manager
                                               -------------------







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